                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 20, 2003


                          ENCYSIVE PHARMACEUTICALS INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-20117                       13-3532643
(State of Incorporation)   (Commission File Number)  (IRS Employer Identification No.)
------------------------   ------------------------  ---------------------------------


                            6700 WEST LOOP, 4TH FLOOR
                              BELLAIRE, TEXAS 77401
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

THE FOLLOWING STATEMENT WAS RELEASED TO THE PRESS ON AUGUST 20, 2003 REGARDING THE COMPANY'S FILING OF A SHELF REGISTRATION STATEMENT.

ENCYSIVE PHARMACEUTICALS FILES $50 MILLION SHELF REGISTRATION STATEMENT

Houston, TX - (August 20, 2003) - Encysive Pharmaceuticals (NASDAQ: ENCY) today announced that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission ("SEC"). Once the shelf registration statement is reviewed and declared effective by the SEC, the Company will be able to offer and sell up to $50.0 million of its common stock from time to time in one or more offerings. The terms of any such future offerings would be established at the time of such offering.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offer of these securities will be made solely by means of the prospectus included in the shelf registration statement and any prospectus supplement that may be issued in respect of any such offering.

ABOUT ENCYSIVE PHARMACEUTICALS

Encysive Pharmaceuticals Inc., a biopharmaceutical company focused on the discovery, development and commercialization of novel drugs, is recognized for our expertise in small molecule drug development and vascular biology. Argatroban, our first FDA-approved product, is being marketed by GlaxoSmithKline for heparin-induced thrombocytopenia. Encysive Pharmaceuticals is in Phase III development of the endothelin antagonist, sitaxsentan, for pulmonary arterial hypertension. Our majority-owned affiliate, Revotar Biopharmaceuticals AG, is in Phase II development with the selectin antagonist bimosiamose in asthma, psoriasis and atopic dermatitis. Encysive Pharmaceuticals has several other research and development programs ongoing for a range of cardiovascular and inflammatory diseases. To learn more about Encysive Pharmaceuticals please visit our web site: www.encysive.com.


This press release contains "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are timing and cost of our clinical trials, attainment of research and clinical goals and milestones of product candidates, attainment of required government approvals, sales levels of our products and availability of financing and revenues sufficient to fund development of product candidates and operations. In particular, careful consideration should be given to cautionary statements made in the various reports Encysive Pharmaceuticals, including as Texas Biotechnology Corporation, has filed with the Securities and Exchange Commission. The company undertakes no duty to update of revise these forward-looking statements.


                            [SIGNATURE PAGE FOLLOWS]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date August 20, 2003                 ENCYSIVE PHARMACEUTICALS INC.


                                     /s/ Stephen L. Mueller
                                     ------------------------------------------
                                     Stephen L. Mueller
                                     Vice-President, Finance and Administration
                                     Secretary and Treasurer